February 11, 2005


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies for the fourth quarter of 2004:

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                                                                       Since
Aetos Capital Model Portfolios1 Oct-04 Nov-04 Dec-04 4Q04     2004   Inception2
------------------------------- ------ ------ ------ ---- --------   -----------

Aetos Capital                   0.03%   1.21%  0.72%  1.97% 3.33%       6.05%
Conservative Investment Portfolio
------------------ ----------- ----------- ----------- ----------- -----------
------------------ ----------- ----------- ----------- ----------- -----------

Aetos Capital
Balanced Investment Portfolio   0.25%   1.36%   0.82%  2.45%  1.14%       6.59%
----------------------------- ----------- ----------- ----------- -----------
----------------------------- ----------- ----------- ----------- -----------

Aetos Capital
Growth Investment Portfolio     0.52%   1.56%   0.93%  3.03%  5.30%       7.15%
------------------------------ ----------- ----------- ----------- -----------
------------------------------ ----------- ----------- ----------- -----------

Conservative Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 0%, Long/Short 20%, Market Neutral 20%, and Multi-Strategy Arbitrage 60%

Balanced Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 5%, Market Neutral 15%, Long/Short 35%, and Multi-Strategy Arbitrage 45%

Growth Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Market Neutral 10%, Distresed Investments 10%, Multi-Strategy Arbitrage 25%, and Long/Short 55%

______________________________
1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown in this document are net of Aetos Capital's standard investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns are also net of all fund level fees and expenses, certain of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.

2 Since inception returns reflect an annualized return since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds in September 2002.

Overview

Last year, we wrote to you about the flood of liquidity that had lifted all asset classes like boats on a tide, and about how the riskiest assets had benefited the most. With the Federal Reserve poised to purge the excess liquidity from the system as the year began, we forecasted a retreating tide that would increase risk premiums. Correspondingly, we trimmed the risk in our portfolios. In hindsight, we were wrong or, at least, a little early.

If the world was awash in liquidity a year ago, it has not changed much to date. In fact, even the Federal Reserve itself recently acknowledged that real short term interest rates are too low to keep inflation from accelerating. With inflation rising, real short term rates are still negative, meaning monetary policy remains stimulative. Perhaps in 2005 the Fed will really get serious and take the punch bowl away from Wall Street before things get out of hand. In the meantime, bountiful liquidity and easy credit continued to provide a tail-wind to the markets, though at a more measured pace than in 2003.

The biggest surprise of the year was that long-term U.S. interest rates did not rise substantially in the fact of escalating inflation and a more restrictive Fed. Last year, few imagined that ten year Treasuries would end the year about where they started, and yet that is exactly what transpired. Whatever the cause, it seems unlikely we will stay at these low levels, and asset classes that have benefited from this situation may see a reversal as short and long rates rise. During 2004, investors chased yield and perceived value (REITs, emerging markets, value stocks), as opposed to pure risk (Nasdaq), and asset classes that offered these characteristics sustained momentum throughout the year. Consistent with this theme, some risk-seeking behavior was perceptible, though it did not occur in growth-oriented investments as in 2003 but rather was concentrated in high yielding instruments (high yield and emerging market debt, CDOs, CDO-squareds, REITS, utilities). Consequently, credit spreads plunged to their lowest levels in six years and option adjusted spreads on some tranches of CMOs actually went negative. Low interest rates and credit spreads also provided support for the equity markets which, despite generally high valuation levels, rallied sharply in the fourth quarter.

Hedge fund managers ended up doing pretty well in 2004, especially in the fourth quarter, though it was not an easy environment in which to navigate. Absolute return investing tends to fare best when some of the following conditions prevail: wide dispersion in valuations within or across asset classes, high volatility, low but improving liquidity, or strong macroeconomic trends. Last year scored poorly on all fronts. The dispersion in equity returns was low, though not abnormaly so, and well-hedged managers struggled to earn significant alpha as returns generally varied directly with net exposure levels. Valuations across asset classes were broadly extended, but also were neither extreme nor disperse. Implied equity volatility dropped to levels last seen in 1996, hurting long-volatility strategies like convertible arbitrage. Liquidity was ample, but anticipated to retreat, causing many mangers to trim risk. Macro trends were mostly non-existent excepting those in the energy markets and the dollar. In this environment, the most successful managers were those willing either to bet aggressively on credit or to reduce their hedges. Those who tried to stay fully hedged or long volatility underperformed.

LINE GRAPH SHOWN HERE WITH THE LEFT-HAND SIDE READING -2.0% TO 7.0% AND THE BOTTOM READING 2000 THROUGH 2004. THE LINES INDICATE "EFFECTIVE FED FUNDS RATE," "PCE DEFLATOR" AND "REAL INTERST RATE."

The decision we made to trim risk in our portfolios, particularly by reducing credit and net exposures and by increasing our long volatility positions, hurt performance in 2004. Our thesis was that we are very near a low point for credit spreads and volatility, and so, given our dual objectives of providing returns and protecting capital, our risk reduction trades seemed the prudent course of action. Our thesis is unchanged, and we expect to benefit from these trades in the fullness of time, but we recognize the cost we paid by trimming risk earlier rather than later.

On the following pages, we discuss the performance of our Absolute Return Funds and our views of various hedge fund sectors and the underlying market fundamen-tals that are driving manager performance:

Aetos Capital Multi-Strategy Arbitrage Fund

The Aetos Capital Multi-Strategy Arbitrage Fund returned 1.69% for the fourth quarter of 2004 and 3.60% for the year.

In 2003, the Multi-Strategy Fund performed very well due in large part to expo-sure to distressed investment strategies. Beginning in 2004, we began to pare risk in the portfolio by layering in positions designed to serve as insurance against potential mean-reversions in credit spreads and volatility, both of which we felt had been stretched to abnormally low levels. As a result of these moves, as well as risk reduction trades performed by our multi-strategy managers, the Fund was significantly less exposed to credit factors during 2004 relative to 2003. Since neither volatility nor credit did mean-revert in 2004, the Fund's performance was muted by these positions. Nevertheless, given present valuation levels we return conviction in our decision to reduce risk levels. Below, we present analyses on some of the major sub-strategies to which the Multi-Strategy Arbitrage Fund is exposed (long/short and distressed analyses are subsumed in the write-ups for the Long/Short and Distressed funds).

The resurgence in corporate activity during 2004 featured a fairly steady flow of leveraged buyout activity, interspersed by some large strategic acquisitions, particularly at the end of the year. Despite the increased transaction flow during 2004, however, overall merge volume has not yet approached the levels of 1998-2000. In the meantime, the amount of capital managed by multi-strategy event managers has probably doubled, commoditizing merger arbitrage to some extent.

Merger arbitrage situations presently fall into one of two categories. The first, encompassing the majority of transactions, consists of situations in which implied premiums are quickly compressed due to either the small size of the acquirer or to the perception of certainty that the transaction will be completed. This approach has been particularly affected by capital inflows, to the point that it now has an unfavorable payout structure in which the narrow spread and low expected returns don't compensate for the larger losses incurred if the deal breaks.

The second category of merger arbitrage situations includes a handful of large transactions with complicating characteristics such as hostile and competitive bidding situations or significant regulatory and legal hurdles. These deals are typically large enough to absorb significant amounts of arbitrage capital and are liquid enough to allow managers to scale in and out of their positions.
Most importantly, they involve complex issues which prevent these trades from being commoditized, preserving the attractiveness of their risk/return tradeoff. Examples from 2004 include AT&T Wireless/Cingular and Wellpoint/Anthem.

A LINE GRAPH ENTITLED "M&A ACTIVITY" IS SHOWN HERE. "TRANSACTION VOLUME ($B)" AND 0 THROUGH 3,500 IS LISTED ON THE LEFT-HAND SIDE. THE BOTTOM LINE LISTS 1990 THROUGH 2004.

A LINE GRAPH ENTITLED "M&A PREMIUMS" IS SHOWN HERE. "AVERAGE PREMIUM, TRANSACTIONS > $1B" AND 0% THROUGH 60% IS LISTED ON THE LEFT-HAND SIDE. THE BOTTOM LINE LISTS 1999 THROUGH 2004.

In fixed income arbitrage, the phenomenon of investors reaching for yield has reverberated through various areas of the fixed income and credit derivative markets, creating opportunities for our managers. Market participants who reach for higher yields by taking on negative-convexity and short-volatility positions achieve a positive carry, but require that market conditions remain calm to be profitable. As long rates and volatility normalize the payout from taking the other side of these trades, as our managers do, should provide sub-stantial upside potential. At the same time, the growth and increasing complex-ity and liquidity of segments of the credit markets, such as asset-backed securities, bank loans and credit default swaps (CDS), expands the potential set of anomalies that our managers like to exploit. Although evidence of market participants employing leverage or increasing their directional exposure is not abundant, our experience is that low interest rate environments can induce that kind of behavior, often with negative consequences.

The environment in convertible arbitrage during 2004 echoed that of 2003. Depressed levels of equity volatility made gamma trading unprofitable, but tightening credit spreads drove modest returns in credit-sensitive issues. The composition of the convertible universe and corresponding convertible managers' portfolios is such that the effect of the trends roughly offset each other, resulting in slightly positive performance for the year for managers exposed to both factors.

During the year, the convertible market was rattled by a FASB-mandated change in the accounting treatment for contingent convertible securities (CoCos"). Investors benefited modestly following the decision, as issuers initiated exchange offers at slight premiums to retire the now unattractive structure. On the other hand, new issuance suffered in the second half of the year because the CoCo structure had been the most widely issued form of convertible security. Since new issuance is an important determinant of returns to convertible arbi-trage strategies, this change may continue to have negative implications for the future.

Unfavorable supply/demand characteristics, low volatility and tight credit spreads make the prospects for convertible arbitrage unexciting in the near term. Almost 50% of managers in the Goldman Sachs Convertible Arbitrage Index experienced redemptions in 2004, totaling approximately 15% of assets. Some believe that a "cleansing" of some capital from the overcrowded market could boost returns in the future, but others suspect that significant amounts of tactical capital housed in multi-strategy funds is poised to soak up any incremental supply of opportunities. We remain underweight in this category awaiting a more favorable investment environment.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund returned 4.41% for the fourth quarter of 2004 and 11.28% for the year.

At the end of 2003, we noted the historically tight levels of credit spreads in the context of their closely linked relationship with returns over time, and anticipated that the performance of distressed investment strategies would be much more modest in 2004 as the portfolios of the Fund's managers matured and the opportunity set for attractive new investments thinned out. We also saw a number of risk factors on the horizon that had the potential to create dislo-cations in markets that were seemingly "priced for perfection."

Although a number of thorny issues did emerge over the course of the year, the high yield and distressed markets posted solid gains as liquidity and demand for yield overwhelmed any indications of a riskier environment for credit investing. Investor groups with short-term return requirements and inflexible asset allocation franeworks likely were the drivers of this trend. Estimates of the ownership of the high yield market show that insurance companies, pension funds and structured products (such as collateralized debt obligations or "CDOs") together own more than 60% of high yield securities.

Throughout the year, default rates stayed low and bids for cash flowing instru-ments pushed up prices so that the CSFB High Yield Index finished the year trad-ing at 102% of par. The reach for yield continued to invigorate the new issue market, which enjoyed a second straight year of historically high activity. The robust new issue market allowed many struggling companies to refinance onerous high-coupon debt, generating substantial coupon savings and pushing off maturi-ties. Low levels of interest rates translated into relatively reasonable lever-age and interest coverage ratios on the new issuance. However, the percentage of new issue volume rated CCC and below more than doubled to 7% in 2004. Fur-thermore, amidst some very constructive transactions, the frothy conditions also enabled some notable instances of speculative activity, including high yield issuances that put significant leverage on recent buyout deals in order to divi-dend back to equity holders the majority of their investment. Our expectation is that some of these higher-risk situations might create opportunities for our distressed managers in the medium term, as evidenced by the historical rela-tionship between high yield issuance and default rates.

A BAR AND LINE GRAPH IS DEPICTED HERE. THE LEFT HAND SIDE READS "ANNUAL HIGH YIELD INDEX RETURNS." THE FIGURES DEPICTED ALSO ON THE LEFT HAND SIDE ARE -10% THROUGH 50%. THE BOTTOM OF THE GRAPH INDICATES THE YEARS 1988 THROUGH 2004. THE RIGHT HAND SIDE READS "CCC-RATED SPREAD TO WORST (BPS)". THE FIGURES DEPICTED ALSO ON THE RIGHT HAND SIDE ARE 0 THROUGH 4,000. THE BARS AND LINES ARE NAMED "HIGH YIELD REUTRNS" AND "SPREADS."

A BAR AND LINE GRAPH IS DEPICTED HERE. THE LEFT HAND SIDE READS "ANNUAL HIGH YIELD ISSUANCE ($B)." THE FIGURES DEPICTED ALSO ON THE LEFT HAND SIDE ARE $0 THROUGH $160. THE BOTTOM OF THE GRAPH INDICATES THE YEARS 1988 THROUGH 2004. THE RIGHT HAND SIDE READS "ANNUAL DEFAULT RATE." THE BARS AND LINES ARE NAMED "HIGH YIELD ISSUANCE" AND "DEFAULT RATE."

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned 3.77% for the fourth quarter of 2004 and 5.48% for the year.

Equity markets were particularly tranquil as the genuine economic recovery that began in 2003 firmly took hold during 2004. The S&P 500 rose 9.0% driven by fourth quarter returns, with broader indexes finishing comparably. The markets were led higher by small-cap stocks, which have outperformed their larger brethen since 1998, and by value stocks, which have predominantly outperformed growth stocks since 1999. International indexes also had a good year and, buoyed by weakness in the dollar, appreciated by between 7% and 25%.

Meanwhile, market volatility regressed to a level not seen since the mid-1990s when the U.S. was enjoying a prolonged economic expansion born from the fruits of the peace dividend. Though today's world looks much different, and inherent-ly riskier, high liquidity has bred complacency in investors resulting in low implied volatilities. Internal dispersion of equity returns also was very low. This environment proved somewhat difficult for long/short managers, as well-diversified and well-hedged portfolios simply did not have enough embedded risk to provide substantial alpha. Thus, the top performing managers in 2004 typically ran either relatively concentrated or relatively unhedged portfolios.

Some have opined that recent market volatility and dispersion, or lack thereof, may be the result of excess capital devoted to hedge funds in general and short-term trading strategies in particular. We are sympathetic to this concern, as increasing capital flows can commoditize investment opportunities, devaluing alpha, but we are somewhat more sanguine. Though the low return, low volatility environment did not provide long/short managers with substantial octane for their portfolios, the year was not without precedent. The dispersion among re-turns between both sectors and individual stocks was not exceptionally de-pressed, though it was at the low end of the historical range. Volatility and dispersion are mean-reverting, and typically are depressed during periods of steady economic growth and ample liquidity. Thus, we believe this lower return environment for long/short managers is not so much a function of inflows into the strategy as it is a function of the business cycle. Eventually, something will upset this balance, as always happens, and we are positioning the portfolio to prosper until that point and beyond.

TWO BAR GRAPHS ARE DEPICTED HERE ENTITLED "S&P 500 SECTOR DISPERSION" AND
"S&P 500 INTERNAL ANNUAL RETURN SPREAD."  THE LEFT-HAND SIDE OF THE FIRST
GRAPH HAS THE NUMBERS 0.0% THROUGH 100.0%. THE LEFT-HAND SIDE OF THE SECOND GRAPH HAS THE NUMBERS 0.0% THROUGH 120.0%. THE BOTTOM OF THE FIRST GRAPH HAS THE YEARS 1995 THROUGH 2004. THE BOTTOM OF THE SECOND GRAPH HAS THE YEARS 1995 THROUGH 2004.

Aetos Capital Market Neutral Strategies Fund

The Aetos Capital Market Neutral Strategies Fund returned 1.07% for the fourth quarter of 2004 and 0.23% for the year.

The low volatility and dispersion of equity returns made the year especially difficult for market neutral managers, who cannot supplant return variance with selective beta exposure to generate performance. Taken as a whole, our equity market neutral managers provided roughly flat returns to the Fund on the year. Mid-year, we attempted to boost performance by shifting assets into funds with higher concentraations and were rewarded for doing so. We continue to believe that concentration is an asset for market neutral managers, as high levels of liquidity will continue to hold down measures of volatility and return disper-sion. We have also attempted to enhance the Fund's return generating capabil-ities by targeting funds which operate low exposure, low volatility strategies that are not necessarily market neutral. These strategies, in our opinion, still should be sheltered from any market shocks while providing greater expected alpha.

Our best performance this year came from asset allocation strategies, which took advantage of strong trends in the currency market and the relative outperfor-mance of international and emerging equities. To the extent that we invest in these strategies, we typically focus on managers who take a longer, more fundamental approach than do typical global macro-type funds that focus on shorter-term asset flows. As a result, we believe these investments will continue to perform well as some of the imbalances built up over the past few years are relieved.

We are continuing to reposition the Market Neutral Fund in an effort to improve its performance profile. Given its primary objective as a volatility dampener in a portfolio context, we expect it to hold value relatively well in the event of market dislocation. Nonetheless, we constantly are striving to identify new managers who could be attrative additions to the Fund.

A LINE GRAPH IS DEPICTED HERE ENTITLED "S&P 500 INTERNAL DISPERSION OF MONTHLY RETURNS." THE LEFT HAND SIDE NUMBERS ARE 0.0% THROUGH 25.0% AND THE BOTTOM OF THE GRAPH NOTES THE YEARS 1995 THROUGH 2004.

Outlook

Markets are working their way through a low volatility environment engendered from low interest rates, gradual economic expansion and full valuations. Given this scenario, low realized volatilities are perfectly rational -- not much is changing, so why should prices? However, this does not mean that longer term volatility should be priced at today's low levels. Though it is costly to pay the implied insurance premium of a long volatility position, and often tempting to sell insurance in order to collect that premium, this is the wrong time in the cycle to let down one's guard. Volatility is reliably mean-reverting, as the accompanying chart shows. Today's level is low, but we saw similar levels in the mid 1990's and saw them persist for some time. Environments such as this one resemble the slow compression of a spring: the longer the spring compresses, the greater the pressure and the greater the potential for a dramatic decom-pression. History teaches us that these periods often persist until the last investor has abandoned caution and increased his or her risk tolerance. That has not yet happened; so we will have to wait a while longer, though we do believe the increase in credit risk taking by financial participants is a sign that some investors are reaching for yield, and implicitly selling volatility to make their return targets.

Given the global imbalances we see, we believe it is a poor time to take on much risk and expect this will prove a wise decision over the next two years.
Whether it will prove wise in the next six months is much less certain. Our goal remains to earn absolute returns while preserving your capital. We will stay positioned cautiously while aggressively exploring opportunities to benefit from managers with superior selection skills and from those who can exploit the inefficiencies created by new instruments and new markets. Warren Buffet says investing is like a baseball game where there are no called strikes -- you can stay at the plate waiting for the pitches to come to you. That seems like a wise course at this time. As always, thank you for trusting us with your capital and feel free to share your thoughts with us.

A LINE GRAPH IS DEPICTED HERE ENTITLED "S&P 500 IMPLIED VOLATILITY." THE LEFT HAND SIDE INDICATES THE FIGURES 0.00% THROUGH 60.00%. THE BOTTOM OF THE GRAPH INDICATES THE YEARS 1990 THROUGH 2004. THE LINE IS CALLED "CURRENT 2 YR. IMPLIED VOLATILITY."

Sincerely,



Anne Casscells
Chief Investment Officer